UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 9, 2005

UNIVEC, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	0-22413	11-3163455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4810 Seton Drive, Baltimore, MD 21215

(Address of principal executive offices)

(410) 347-9959

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On June 9, 2005 Most & Company, LLP (MCO) submitted their resignation as the principal registered independent public accounting firm of Univec, Inc. (the “Registrant”).

The Registrant has engaged MCO since 1998. During the last two fiscal years ended December 31, 2003 and 2002 and through June 9, 2005, there were no disagreements between the Registrant and MCO on any matter of accounting principles or practices, financial disclosure or auditing scope or procedures which, if not resolved to the satisfaction of MCO would have caused MCO to make reference to the matter in its report on the Registrant’s financial statements, except for the following:

MCO has been unable to obtain the necessary evidential matter to form a basis for an opinion regarding management’s assertions for purchases and accounts payable for the Group Purchasing Operations of Physician and Pharmaceutical Services Inc, a wholly-owned subsidiary of the Registrant.

The Registrant has requested MCO furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter dated June 13, 2005, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On June 9, 2005 MCO the Registrant’s registered independent public accounting firm, informed the Registrant that it no longer may rely on their auditors’ report for the year-ended December 31, 2003 as included in the Registrant’s previously filed Form 10-KSB for the year then ended. Further, MCO has informed the Registrant that it may no longer rely on their review reports for the previously filed quarterly Form’s 10-QSB for all quarters starting with the quarter-ended March 31, 2004 through the quarter-ended September 30, 2004.

The Registrant has not as yet determined whether there will be any restatements of financial statements for the year-ended December 31, 2003 or any of the fiscal quarters starting with the quarter-ended March 31, 2004 through the quarter-ended September 30, 2004. Restatement of the year ended December 31, 2003, if any, will be reflected in the Registrant’s Annual Report on Form 10-KSB for fiscal 2004, which still has not been filed.

ITEM 5.02. RESIGNATION OF BOARD OF DIRECTORS.

On June 9, 2005, John W. Frank voluntarily resigned from the Board of Directors of the Registrant. Mr. Frank also acted as Chairman of the Registrant’s Audit Committee. Mr. Frank’s resignation was effective immediately.

ITEM 9.01. EXHIBITS.

Exhibit Number 16.1 – Letter from Most & Company LLP, dated June 13, 2005, regarding their resignation as the Company’s registered independent certified public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Univec, Inc.

June 13, 2005	By:	/s/ David Dalton
David Dalton
Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
16.1	Most & Company, LLP letter dated June 13, 2005 to the U. S. Securities and Exchange Commision

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